UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    ---------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):          October 29, 2004


                           Art Technology Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    000-26679             04-3141918
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)          Identification No.)


25 First Street, Cambridge, Massachusetts                       02141
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:          (617) 386-1000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

         On October 29, 2004 we issued a press release related to stockholder approval of our proposed acquisition of Primus Knowledge Solutions, Inc. The press release is attached as Exhibit 99.1 and incorporated herein by reference.



Item 9.01         Financial Statements and Exhibits.

         (c)  Exhibits

        Number          Title
         99.1           October 29, 2004 press release

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ART TECHNOLOGY GROUP, INC.



Date: October 29, 2004            By:  /s/ Edward Terino
                                      ---------------------------------------
                                                 Edward Terino
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                  Exhibit Index


        Number          Title
        ------          -----
         99.1           October 29, 2004 press release




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